                                                                    EXHIBIT 10.9

                                                         CONFIDENTIAL MEMORANDUM
                                                                   AND
                                                       1997 STOCK INCENTIVE PLAN
                                                          STOCK OPTION AGREEMENT

TO:

FROM: ALFRED G. HANSEN, CEO

DATE: <<GRANT_DATE>>

SUBJECT: STOCK OPTION AWARD

I am pleased that you have been selected by the Compensation Committee of the Board of Directors to receive an option for shares of the common stock of EMS Technologies, Inc. When signed by you and validated by the initials of the Company's Secretary, this Memorandum will be the Agreement evidencing your option.

The vesting schedule is ______________________ This means that for options granted this year, you have a significant amount of time to seek an optimal price for exercising your options. Your option has the following terms:

Grant Date:                                                   Total Shares:

Expiration Date:                                              Exercise Price:

First Date for Exercise:       <<First_Date_of_Exercise>>     Number of shares:
                               <<M_2nd_Date_of_Exercise>>     Number of shares:
                                <Other Date(s) of Exercise>   Number of shares:

Your option is also subject to the other terms specified in the Terms of Officer Stock Option, Form 1/25/01. This document is being or has been provided to you by e-mail. The Plan and the Prospectus for the 1997 plan that describes our options and outlines information, such as tax consequences, related to exercising your option, are each available by going to our intranet, EMSTonline. Select the Document Library tab, then select the folder named Documents. Click on Human Resources and then on Stock Plans.

This option grant was recommended by the CEO based on your current and potential contributions to our Company's overall success. It is a long-term incentive, and for this reason requires continued employment to become exercisable, and to remain exercisable for its full <<Option_Life>>-year life. It is our hope and goal that, as a result of our combined efforts over these <<Option_Life>> years, EMS stock will become worth substantially more than the exercise price. In this way, the option program allows top performers to share in the Company's long-term growth and success.

__________, thank you for your contributions to EMS Technologies. Your valued contributions will ensure the continuous progress of EMS, and these stock options allow you to share in the Company's success. I look forward to continuing our work together to achieve our mutual success.

                 ***********************************************

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I acknowledge and accept this Stock Option Agreement including the terms and conditions set forth in Terms of Officer Stock Option, Form 1/25/01.

                                                                       Validated
                                                                      ----------
_____________________     ________________, 200_                       Secretary
Signature

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                             EMS TECHNOLOGIES, INC.

                            1997 STOCK INCENTIVE PLAN
                          TERMS OF OFFICER STOCK OPTION
                                  FORM 1/25/01

      THIS TERMS OF OFFICER STOCK OPTION sets forth certain terms of, and is included as part of, each Stock Option Agreement (the "Agreement") that specifically refers to this Form and that has been issued from time to time by EMS TECHNOLOGIES, INC., a Georgia corporation (hereinafter referred to as the "Corporation") to certain of its employees (herein, "Employee") who are also officers of the Corporation.

                                   WITNESSETH

      WHEREAS, the Board of Directors (the "Board") of the Corporation has adopted a stock incentive plan for the Corporation's and its subsidiary corporations' officers and employees, known as the "EMS Technologies, Inc. 1997 Stock Incentive Plan" (hereinafter referred to as the "Plan");

      WHEREAS, the Compensation Committee (the "Committee") is authorized to grant to persons who are Officers (as defined in the Plan) options enabling them to purchase shares of the Corporation's common stock as allocated by the Committee;

      WHEREAS, the Committee has determined that the Employee is eligible to participate in the Plan, and that it is in the best interests of the Corporation that the Employee, through such participation, be provided with additional incentive to achieve the Company's objectives; and

      WHEREAS, as an employment incentive and to encourage stock ownership, the Committee has granted the Employee an option (the "Option") to purchase the number of shares of the Corporation's common stock set forth in the Agreement.

      NOW, THEREFORE, the following terms are included and incorporated in the
Agreement:

      1. Incorporation of Plan. The Option has been granted pursuant to the provisions of the Plan, which has been provided or made available to the Employee, and the terms of and definitions set forth in the Plan are incorporated by reference into the Agreement and made a part thereof.

      2. Grant of Option. Subject to the terms and conditions stated herein, the Agreement, when signed by the Employee and validated by the Corporation's Secretary, evidences the grant by the Corporation to the Employee, not in lieu of salary or other compensation, of the right and option, which is not an ISO, to purchase all or any part of an aggregate of the Number of Shares of the Corporation's $.10 par value common stock (the "Common Stock"), specified in the Agreement, beginning on the First Date for Exercise specified in the Agreement.

      The Option shall expire and is not exercisable after 5:00 p.m., Atlanta time, on the Expiration Date specified in the Agreement (the "Expiration Date"), or such other date as determined pursuant to Section 8, 9 or 10.

      Notwithstanding the beginning date or dates for exercise set forth in the second preceding paragraph, but subject to the provisions of the preceding paragraph with respect to expiration of the Option, the Option may be exercised as to all or any portion of the full number of shares subject thereto if: (a) a tender offer or exchange offer has been made for shares of the Common Stock, other than one made by the Corporation, provided that the corporation, person or other entity making such offer purchases or otherwise acquires shares of Common Stock pursuant to such offer; or (b) any person or group (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the holder of 50% or more of the outstanding shares of Common Stock. If either of the events specified in this paragraph has occurred, the Option shall be fully

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exercisable: (x) in the event of (a) above, during the period commencing on the date the tender offer or exchange offer is commenced and ending on the date such offer expires and is not extended; or (y) in the event of (b) above, during the 30-day period commencing on the date upon which the Corporation is provided a copy of a Schedule 13D or amendment thereto, filed pursuant to Section 13(d) of the Act and the rules and regulations promulgated thereunder, indicating that any person or group has become the holder of 50% or more of the outstanding shares of Common Stock. In the case of (a) above, if the corporation, person or other entity making the offer does not purchase or otherwise acquire shares of Common Stock pursuant to such offer, then the Employee's right under this paragraph to exercise the Option shall terminate, the Employee and the Corporation shall rescind any exercise of the Option pursuant to this paragraph, and the Option shall be reinstated as if such exercise had not occurred.

      3. Purchase Price. The price per share to be paid by the Employee for the shares subject to the Option shall be the Exercise Price specified in the Agreement.

      4. Exercise Terms. Beginning on the date or dates specified in, and prior to the expiration of the Option as provided in, Section 2, the Employee may exercise the Option as to all such number of shares, or as to any part thereof, at any time and from time to time during the remaining term of the Option; provided that the Employee must exercise the Option for at least the lesser of 100 shares or the unexercised portion of the Option. In the event the Option is not exercised with respect to all or any part of the shares subject to the Option prior to its expiration, the shares with respect to which the Option was not exercised shall no longer be subject to this Option.

      5. Option Non-Transferable. The Option and all rights thereunder are neither assignable nor transferable by the Employee otherwise than by will or under the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, and during the Employee's lifetime the Option is exercisable only by him or her (or by his or her guardian or legal representative, should one be appointed, or qualified transferee). More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without legal effect.

      6. Notice of Exercise of Option. The Option may be exercised by the Employee, or by his or her administrator, executor, personal representative or qualified transferee, by a written notice (in substantially the form of the "Notice of Exercise" attached hereto as Annex A) signed by the Employee, or by such administrator, executor, personal representative or qualified transferee, and delivered or mailed to the Corporation at its principal office in Norcross, Georgia, to the attention of the President, Treasurer or such other officer as the Corporation may designate. Any such notice shall (a) specify the number of shares of Common Stock which the Employee or such administrator, executor, personal representative or qualified transferee, as the case may be, then elects to purchase hereunder, and (b) be accompanied by (i) a certified or cashier's check payable to the Corporation, or personal check acceptable to the Corporation, in payment of the total price applicable to such shares as provided herein, or (ii) (subject to any restrictions referred to in Annex A) shares of Common Stock, owned by him or her and duly endorsed or accompanied by stock transfer powers, or in lieu thereof, the form of Attestation of Share Ownership attached as Annex B executed with respect to the number of such shares, having a Fair Market Value equal to the total purchase price applicable to the shares purchased hereunder, or (iii) such a check, and the number of such shares (or attestation with respect thereto) whose Fair Market Value when added to the amount of the check equals the total purchase price applicable to such shares purchased under the Option. Such notice shall also be accompanied by such a check or shares of Common Stock in payment of applicable withholding and employment taxes, or the person exercising this Option shall authorize (by use of Annex B or otherwise) the withholding of shares of Common Stock otherwise issuable under this Option in payment of such taxes, all as set forth on Annex A and subject to any restrictions referred to therein. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Corporation agrees to cause to be issued to the Employee or to such administrator, executor, personal representative or qualified transferee, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising the Option.

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      7. Adjustment in Option. If, between the Date of Grant specified in the
Agreement and prior to the complete exercise of the Option, there shall be a change in the outstanding Common Stock by reason of one or more stock splits, stock dividends, combinations or exchanges of shares, recapitalizations or similar capital adjustments, then the number, kind and purchase price of the shares remaining subject to the Option shall be equitably adjusted in accordance with the terms of the Plan, so that the proportionate interest in the Corporation represented by the shares then subject to the Option shall be the same as before the occurrence of such event.

      8. Termination of Employment. Except as set forth in Section 10, if the Employee ceases to be employed as an employee of the Corporation or any of its Subsidiaries (such event being hereinafter referred to as a "Termination" and such corporation that employs the Employee from time to time as the "Employer"), before the First Date for Exercise set forth in the Agreement, then the Option shall forthwith terminate on the date of Termination and shall not thereafter be or become exercisable.

      In the event of a Termination after the First Date for Exercise set forth in the Agreement, which Termination is (i) voluntary on the part of the Employee and with the written consent of the Employer, (ii) involuntary and without cause, or (iii) the result of retirement at the normal retirement date, as prescribed from time to time by the Employer, or at an earlier date expressly approved by the Employer as an early retirement date for the Employee, the Employee may exercise the Option at any time within a period ending at the earlier of the Expiration Date or 5:00 p.m., Atlanta time, on the third anniversary of such Termination, to the extent of the number of shares that were purchasable thereunder at the date of Termination.

      In the event of a Termination that is either (i) for cause or (ii) voluntary on the part of the Employee and not described in the preceding paragraph, the Option, to the extent not theretofore exercised, shall forthwith terminate and shall not thereafter be or become exercisable.

      The Option does not confer upon the Employee any right with respect to continuance of employment by the Corporation or any of its Subsidiaries. The Option shall not be affected by any change of employment, so long as the Employee continues to be an employee of the Corporation or any such Subsidiary. In the event the Employer is not the Corporation, and such Employer ceases to be the Corporation's Subsidiary, as a result of a sale of stock or assets or other change of corporate status, then in the discretion of the Committee (but subject to Section 5.2 of the Plan regarding certain transactions affecting the Corporation) either: (i) the Option shall remain in effect as if such sale or other change of status had not occurred, for so long as Employee shall remain an employee of the corporation that previously was such Subsidiary, or of any successor or subsequent Parent of such corporation, or of any Subsidiary of either such corporation or any such Parent or successor; or (ii) concurrent with such sale or change of status, the Corporation shall redeem the Option at a price equal to the number of shares then subject thereto (whether or not then purchasable) multiplied by the excess (if any) of the then Fair Market Value of each such share over the purchase price per share specified in Section 3 (as adjusted pursuant to Section 7).

      9. Disabled Employee. In the event of a Termination because the Employee becomes disabled, the Employee (or his or her personal representative) may exercise the Option at any time within a period ending at the earlier of the Expiration Date or 5:00 p.m., Atlanta time, on the first anniversary of such Termination, to the extent of the number of shares that were purchasable thereunder at the date of Termination.

      For the purposes of the foregoing paragraph the Employee shall be considered "disabled" if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last for a continuous period of not less than twelve months.

      10. Death of Employee. In the event of the Employee's death while employed by the Corporation or any of its Subsidiaries, or during a period in which the Employee may exercise the Option notwithstanding an earlier Termination, the persons described in Section 6 may exercise the Option at any time within a period ending at the earlier of (i) 5:00 p.m., Atlanta time, on the third anniversary of the Employee's death, or (ii) the Expiration Date, but in any event ending not earlier than 5:00 p.m., Atlanta time, on the first anniversary of the Employee's death. If the Employee was an employee of the Corporation or one of its Subsidiaries at the time of

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the Employee's death, the Option may be so exercised to the extent of the full number of shares subject thereto. If a Termination occurred prior to Employee's death, the Option may be so exercised only to the extent of the number of shares that were purchasable hereunder at the date of Termination.

      11. Competitive Activities. The Option is subject to Section 9.2 of the Plan, which provides that if the Employee provides services to a competitor of the Corporation or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Employee while an employee of the Corporation or any such Subsidiary, then the Employee's rights under the Option shall thereupon be forfeited and terminated, subject to a determination to the contrary by the Committee.

      12. Binding Agreement. The Agreement, including the terms and condition set forth in this Terms of Stock Option, shall be binding upon the Employee and the Corporation, and their representatives, successors and assigns.

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                                                                         ANNEX A

                             EMS TECHNOLOGIES, INC.
                            1997 STOCK INCENTIVE PLAN

                               NOTICE OF EXERCISE
                                 OF STOCK OPTION

      The undersigned hereby notifies EMS Technologies, Inc. (the "Corporation") of his or her election to exercise an option to purchase ____________ shares of the Corporation's common stock, $.10 par value (the "Common Stock"), pursuant to that Stock Option Agreement (the "Agreement") between ________________________ (the "Employee") and the Corporation dated ____________________, 200__. Accompanying this Notice is (1) a certified or a cashier's check (or other check acceptable to the Corporation) in the amount of $_______________ payable to the Corporation and/or (2) (subject to such restrictions as may be determined to be necessary or appropriate to avoid earnings charges or other adverse consequences to the Corporation under applicable accounting or tax rules or regulations) _______________ shares of the Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, or in lieu thereof, the form of Attestation of Share Ownership attached as Annex B to the Terms of Officer Stock Option referenced in the Agreement, executed with respect to the number of such shares having an aggregate Fair Market Value (as defined in the EMS Technologies, Inc. 1997 Stock Incentive Plan (the "Plan")) as of the date hereof of $_______________, such amounts being equal, in the aggregate, to the purchase price per share set forth in the Agreement multiplied by the number of shares being hereby purchased (in each instance subject to appropriate adjustment pursuant to Section 7 of such Terms of Officer Stock Option).

      Also accompanying this Notice is my check in the amount of $_______________, in payment of federal and state income withholding and employment taxes applicable to this exercise. The amount of such payment is based on advice received from appropriate officials of the Corporation responsible for the administration of its payroll and employment tax obligations. Alternatively, or in addition, and subject to such restrictions as may be determined in the discretion of the Corporation to be necessary or appropriate to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or to avoid earnings charges or other adverse consequences to the Corporation under applicable accounting or tax rules or regulations, in full or partial payment of such taxes:

            (1) I deliver herewith an additional _______________ shares of the Common Stock (or the form of Attestation of Share Ownership with respect thereto) presently owned by me, having an aggregate Fair Market Value as of the date hereof of $_______________; and/or

            (2) I hereby authorize the Corporation to withhold, from the shares of Common stock otherwise issuable to me pursuant to this exercise,_______________ such shares having an aggregate Fair Market Value at the date hereof of $_______________.

The sum of (i) any such check plus (ii) the Fair Market Value at the date hereof of any shares of Common Stock specified in the foregoing clauses (1) and (2) is not less than the amount of federal and state withholding and employment taxes applicable to this exercise, and is not greater than the total of all federal and state income and employment taxes to be owed by me as a result of such exercise.

      IN WITNESS WHEREOF, the undersigned has set his or her hand and seal, this day of ______, 20___.

                                          EMPLOYEE OR HIS OR HER ADMINISTRATOR,
                                          EXECUTOR, PERSONAL REPRESENTATIVE OR
                                          QUALIFIED TRANSFEREE

                                          ___________________________________

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                                                                         ANNEX B

                             EMS TECHNOLOGIES, INC.

                            1997 STOCK INCENTIVE PLAN
                         ATTESTATION OF SHARE OWNERSHIP

   Pursuant to the Notice of Exercise submitted herewith, I have elected to purchase _______________ shares of the common stock of EMS Technologies, Inc. (the "Company"), pursuant to the Stock Option Agreement dated ____________ (the "Option"), at an aggregate exercise price of $___________ (the "Option Price"). I hereby attest to ownership of the shares specified below (the "Shares") and hereby tender the Shares in payment of (i) $__________ of the Option Price, and
(ii) $___________ of withholding and related taxes due upon exercise of the Option, in each case based on their Fair Market Value on the date hereof (as determined under the Plan) of $___________ per share).

   I certify that I have held the Shares that I am tendering (i) for at least one year after acquiring such Shares through the exercise of an Incentive Stock Option, and (ii) for at least six months after acquiring such Shares in any other manner.

   Although the Company has not required me to make actual delivery of certificates evidencing the Shares, as a result of which I (and the co-owner, if any of the Shares) will retain ownership of such Shares, I represent that I, with the consent and agreement of the co-owner (if any) of the Shares, have full power to deliver and convey such certificates to the Company, and therefore could have caused the Company to become sole owner of such Shares. The co-owner of the Shares, by signing this form, consents to these representations and the exercise of the Option by this notice.

Common Stock Certificate(s) No.       Number of        Number of Shares Subject
     or Brokerage Account        Shares Represented       to this Attestation
------------------------------   ------------------     ------------------------
------------------------------   ------------------     ------------------------

You are hereby instructed to apply towards the Option Price: (check one)

            The maximum number of whole shares necessary to pay the Option Price and specified taxes, or, if fewer, the total number of listed Shares, with any remaining amount to be paid by check accompanying the Notice of Exercise.

            ___________ of the listed Shares with the remaining amount to be paid by check accompanying the Notice of Exercise.

In each case, the balance of the Shares for which the Option is being exercised will be issued as specified in the Notice of Exercise.

                                          _________________________________
                                          Name

_________________________                 _________________________________
Date                                      Signature

                                          _________________________________
                                          Co-Owner's Name (if any)
_________________________                 _________________________________
Date                                      Co-Owner's Signature

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